SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                FORM 8-K



                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934



                            OCTOBER 17, 2001
          ----------------------------------------------------
            Date of Report (date of earliest event reported)




                    NETVOICE TECHNOLOGIES CORPORATION
         -------------------------------------------------------
         (Exact name of registrant as specified in its charter)



      NEVADA                     0-29025                91-1986538
--------------------       ------------------      ----------------------
  (State or other           (Commission file          (I.R.S. Employer
  jurisdiction of                number)           Identification Number)
  incorporation or
   organization)



                     3201 WEST ROYAL LANE, SUITE 160
                           IRVING, TEXAS 75063
     --------------------------------------------------------------
      (Address of principal executive offices, including zip code)



                             (972) 788-2988
          -----------------------------------------------------
          (Registrant's telephone number, including area code)

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

     On October 17, 2001, NetVoice Technologies, Inc., a wholly owned subsidiary of NetVoice Technologies Corporation, filed a voluntary petition for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Louisiana (File No. 01-18342). The filing is intended to allow the Registrant to continue to conduct business as usual to provide service to its customers while pursuing an orderly financial reorganization with the protection of the court.

     On October 19, 2001, NetVoice Technologies Corporation (File No. 01-18545) and NetVoice EnCom, LP (File No. 01-18544), a wholly owned subsidiary of NetVoice Technologies Corporation, filed a voluntary petition for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Louisiana. The filing is intended to allow the Registrant to continue to conduct business as usual to provide service to its customers while pursuing an orderly financial reorganization with the protection of the court.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   NETVOICE TECHNOLOGIES CORPORATION


Date:  November 7, 2001            By: /s/ JEFFREY ROTHELL
                                      -----------------------------------
                                        Jeffrey Rothell, President, Chief
                                        Executive Officer

Date:  November 7, 2001            By: /s/ GARTH COOK
                                      -----------------------------------
                                        Garth Cook, Treasurer, Chief
                                        Financial Officer and Chief
                                        Accounting Officer